                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                December 9, 2002
                                ----------------
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                        000-32847                87-0433444
            ----                        ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


             1855 Norman Avenue, Santa Clara, California 95054-2029
             ------------------------------------------------------
                    (Address of principal executive offices)


                                 (408) 727-7513
                                 --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)
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Item 5.  Other Events and Regulation FD Disclosure

         As previously disclosed by the Company on its Form 8-K dated August 30, 2002, effective August 30, 2002 (the "Effective Time"), the Company acquired Titan EMS, Inc., a Delaware corporation ("Titan"), through the merger (the "Merger") of Titan with Titan EMS Acquisition Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company ("Acquisition"), as a result of which Titan became a wholly-owned subsidiary of the Company. In connection with the Merger, Acquisition merged with and into Titan through the exchange of 6,880,490 shares of common stock, par value $0.001 per share, of the Company ("Common Stock"), for all of Titan's outstanding shares of common stock, including the issuance of 5,800,000 shares of Common Stock to Irrevocable Children's Trust ("ICT"), 800,000 shares of Common Stock to SVPC Partners LLC, 123,823 shares of Common Stock to Phoenix Business Trust and 6,667 shares of Common Stock to Forest Home Investors I, LLC, 50,000 shares of Common Stock to Mr. Louis George, and 100,000 shares of Common Stock to Mr. Frank Crivello.

         Immediately after the Effective Time, each of Ohio Investors of Wisconsin LLC ("Ohio Investors") and ICT converted certain outstanding indebtedness of Titan into shares of the Company's Common Stock at a conversion price of $1.50 per share (the "Original Conversion Price"), resulting in the issuance of 1,160,764 shares of Common Stock to Ohio Investors and 68,667 shares of Common Stock to ICT.

         The Original Conversion Price was determined by reference to the offering price of $1.50 per unit (each, a "Unit") of the Company, each Unit being comprised of one share of Company Common Stock and a 5-year warrant to purchase one share of Common Stock at an exercise price of $1.50 per share in a private placement offering being conducted by the Company. Effective October 28, 2002, the Company amended its offering structure to provide for, inter alia, the offering of shares of its Common Stock (without Common Stock purchase warrants) at $0.75 per share, reduced from its previous offering price of $1.50 per Unit (the "Repricing").

         Accordingly, on December 9, 2002, the Company entered into a letter agreement with each of ICT and Ohio Investors to provide for the issuance of 1,160,764 additional shares to ICT and 68,667 additional shares of Common Stock to Ohio Investors, to reflect a corresponding adjustment of the Original Conversion Price to $0.75 from $1.50.

         The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of common stock of the Company immediately following the Merger by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares;
(ii) the Company's officers and directors; and (iii) the Company's officers and directors as a group.

         As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares indicated.

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
Name and Address of                 Shares of Common Stock     Percentage of Class
Beneficial Owner                        Beneficially Owned    Beneficially Owned(1)
-----------------------------------------------------------------------------------

David Marks (Director)                      9,189,352(2)              80.7%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

Louis George (Director)                       401,000(3)               3.4%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

Gregory B. Jacobs (Director)                  200,000                  1.8%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

Robert I. Weisberg (Director)                       0                  0.0%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

Irrevocable Children's Trust                5,937,334                 52.1%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

Ohio Investors of
Wisconsin LLC                               2,321,528(4)              20.4%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

SVPC Partners LLC                             800,000                  7.0%
c/o Ventures-National Incorporated
1855 Norman Avenue
Santa Clara, CA, 95054

All Current Executive Officers and Directors
As a group (4 persons)                      9,790,352(2),(3)          83.4%

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------------------------------
(1) Calculated based upon 11,387,963 shares of common stock outstanding as of December 9, 2002.
(2) Includes (i) 5,800,000 shares held by Irrevocable
    Children's Trust ("ICT"), of which Mr. Marks is the
    trustee with voting and dispository powers with respect to the shares of Common Stock that it holds directly or indirectly; (ii) 137,334 shares issued by the Company to ICT in consideration for the cancellation of $103,000 of indebtedness of Titan EMS; (iii) 2,321,528 shares held by Ohio Investors, which is controlled by ICT (issued by the Company in consideration for the cancellation of $1,741,146 of indebtedness of Titan
    EMS); (iv) 800,000 shares held by SVPC Partners LLC, which is controlled by ICT; (v) 123,823 shares held by Phoenix Business Trust, which is controlled by ICT and (vi) 6,667 shares held by Forest Home Investors I, LLC, which is controlled by ICT.
(3) Includes 50,000 shares of Common Stock received in consideration for Mr. George's contribution of certain assets into Titan EMS prior to the Effective Time and options to purchase up to 350,000 shares of Common Stock at a purchase price of $1.50 per share exercisable through July 31, 2007 granted pursuant to Mr. George's employment agreement with Titan EMS (the Company assumed the obligations under Mr. George's option agreement with Titan EMS pursuant to the Merger Agreement).
(4) Represents shares issued by the Company in consideration for the cancellation of $1,741,146 of indebtedness of Titan EMS.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 9, 2002

                                    VENTURES-NATIONAL INCORPORATED



                                    By: /s/ Louis J. George
                                       -----------------------------------------
                                    Name:  Louis J. George
                                    Title: President and Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

10.14 Letter, dated August 30, 2002, by and between Irrevocable Children's Trust and Ventures-National Incorporated.*
10.15 Letter, dated August 30, 2002 by and between Ohio Investors of Wisconsin LLC and Ventures-National Incorporated.*
10.17 Letter, dated December 9, 2002, by and between Irrevocable Children's Trust and Ventures-National Incorporated.
10.18 Letter, dated December 9, 2002 by and between Ohio Investors of Wisconsin LLC and Ventures-National Incorporated.

* Previously filed and incorporated herein by reference with the 8-K Current Report dated September 11, 2002.